Exhibit 99.1

CERTIFICATION

I, Howard W. Robin, Chief Executive Officer of Ribozyme Pharmaceuticals, Incorporated (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.                                       The annual report on Form 10-K of the Company for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 28th  day of March, 2003.

/s/ Howard W. Robin
Howard W. Robin President and Chief Executive Officer

I, Marvin Tancer, Chief Financial Officer of Ribozyme Pharmaceuticals, Incorporated (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

3.                                       The annual report on Form 10-K of the Company for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.                                       The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 28th  day of March, 2003.

/s/ Marvin Tancer
Marvin Tancer Vice President of Operations and Chief Financial Officer